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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 Current Report


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 4, 2000



                            THE KROLL-O'GARA COMPANY
             (Exact name of registrant as specified in its charter)





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
                Ohio                                000-21629                           31-1470817
   (State or other jurisdiction of                 (Commission                       (I.R.S. Employer
           Incorporation)                         file number)                      Identification No.)
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                               9113 LeSaint Drive
                              Fairfield, Ohio 45014
                                 (513) 874-2112

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)






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                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6, 7, 8 and 9 are not applicable and are omitted from this Current Report.

ITEM 5   OTHER INFORMATION.

     On April 28, 1999, Kroll-O'Gara's Board of Directors approved a formal plan to discontinue operations of the Voice and Data Communications Group pursuant to several outside expressions of interest to purchase this business. In May 2000, Kroll-O'Gara terminated all then pending negotiations to sell this business to outside third parties and reclassified the results of operations of the Voice and Data Communications Group for all prior periods from discontinued operations to continuing operations.

     Because the results of operations of the Voice and Data Communications Group for all prior periods was reclassified from discontinued operations to continuing operations, the consolidated balance sheets of The Kroll-O'Gara Company and subsidiaries as of December 31, 1998 and 1999 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 have been restated to give effect to the reclassification of the results of operations of the Voice and Data Communications Group. In addition, Management's Discussion and Analysis for the three years in the period ended December 31, 1999 and Selected Financial Data for the five fiscal years ended December 31, 1999 have been updated to include the results of operations of the Voice and Data Communications Group.



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   TABLE OF EXHIBITS                                                  DESCRIPTION
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           1              Consolidated Balance Sheets of The Kroll-O'Gara Company and subsidiaries as of December 31, 1998 and
                          1999 and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1999
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           2              Selected Financial Data for the five fiscal years ended December 31, 1999
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           3              Management's Discussion and Analysis for the three years in the period ended December 31, 1999
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        23.1              Consent of Arthur Andersen LLP
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        27.1              Financial Data Schedules
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        27.2              Financial Data Schedules
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        27.3              Financial Data Schedules
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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:    OCTOBER 4, 2000             THE KROLL-O'GARA COMPANY




                                    By       /s/Nicholas P. Carpinello
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                                             Nicholas P. Carpinello
                                             Controller and Treasurer



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